                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004





                                   FORM 8-K




                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 2, 1999





                             Global Crossing Ltd.
            (Exact name of registrant as specified in its charter)







          Bermuda                       000-24565               98-0189783
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

     Wessex House, 45 Reid Street                                  HM12
          Hamilton, Bermuda                                     (Zip Code)
   (Address of principal executive offices)



       Registrant's telephone number, including area code (441) 296-8600


                                       -1-
Item 5.  Other Events

     On September 2, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), GCF Acquisition Corp., a New York corporation and a wholly owned subsidiary of Global Crossing ("Merger Sub"), and Frontier Corporation, a New York corporation ("Frontier"), entered into Amendment No. 2 (the "Second Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 16, 1999, as amended, among Global Crossing, Merger Sub and Frontier. A copy of the Second Amendment is attached hereto as Exhibit 2 to this Form 8-K and is incorporated herein by reference.

     Also on September 2, 1999, Global Crossing, certain shareholders of Global Crossing and Frontier entered into the Second Reaffirmation of Voting Agreement and Share Transfer Restriction Agreement (the "Second Reaffirmation Agreement"). A copy of the Second Reaffirmation Agreement is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     In addition, on September 2, 1999, Global Crossing, certain shareholders of Global Crossing and certain shareholders of Frontier entered into a Share Transfer Restriction Agreement (the "Share Transfer Restriction Agreement"). A copy of the Share Transfer Restriction Agreement is attached hereto as
Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

     A copy of the joint press release of Global Crossing and Frontier, dated September 2, 1999, is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          2 Amendment No. 2, dated as of September 2, 1999, among Global Crossing Ltd., GCF Acquisition Corp. and Frontier
               Corporation.

          99.1 Second Reaffirmation of Voting Agreement and Share Transfer Restriction Agreement, dated as of September 2, 1999, among Frontier Corporation, Global Crossing Ltd. and the shareholders of Global Crossing Ltd. parties thereto.

          99.2 Share Transfer Restriction Agreement, dated as of September 2, 1999, among Global Crossing Ltd., the shareholders of Frontier Corporation parties thereto and the shareholders of Global Crossing Ltd. parties thereto.

          99.3 Joint Press Release of Global Crossing Ltd. and Frontier Corporation, dated September 2, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GLOBAL CROSSING LTD.



Dated:  September 3, 1999                By: /s/ Dan J. Cohrs
                                            --------------------------------
                                            Name: Dan J. Cohrs
                                            Title: Senior Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX



   Exhibit No.                           Description

      2 Amendment No. 2, dated as of September 2, 1999, among Global Crossing Ltd., GCF Acquisition Corp.
                       and Frontier.

      99.1 Second Reaffirmation of Voting Agreement and Share Transfer Restriction Agreement, dated as of September 2, 1999, among Frontier Corporation, Global Crossing Ltd. and the shareholders of Global
                       Crossing Ltd. parties thereto.

      99.2 Share Transfer Restriction Agreement, dated as of September 2, 1999, among Global Crossing Ltd., the shareholders of Frontier Corporation parties thereto and the shareholders of Global Crossing Ltd. parties thereto.

      99.3 Joint Press Release of Global Crossing Ltd. and Frontier Corporation, dated September 2, 1999.